Exhibit 99.1

True Religion Apparel, Inc. and Subsidiaries
Reclassified Consolidated Segment Data
(in thousands)

	2010
	Q1	Q2	Q3
SG&A Expenses
As originally reported:
US Consumer Direct	$15,953	$16,819	$18,337
US Wholesale	10,350	9,727	10,619
International	2,779	3,159	4,456
Other	7,546	10,987	5,753
Total SG&A	$36,628	$40,692	$39,165

Reclassifications:
US Consumer Direct	$—	$—	$—
US Wholesale	(8,122)	(8,148)	(8,785)
International	—	—	—
Core Services	8,122	8,148	8,785
Total	$—	$—	$—

As reclassified:
US Consumer Direct	$15,953	$16,819	$18,337
US Wholesale	2,228	1,579	1,834
International	2,779	3,159	4,456
Core Services	15,668	19,135	14,538
Total SG&A	$36,628	$40,692	$39,165

Operating Income
As originally reported:
US Consumer Direct	$12,528	$13,688	$14,998
US Wholesale	2,480	3,773	2,955
International	4,721	4,292	4,699
Other	(6,382)	(9,771)	(4,249)
Total Operating Income	$13,347	$11,982	$18,403

Reclassifications:
US Consumer Direct	$—	$—	$—
US Wholesale	8,122	8,148	8,785
International	—	—	—
Core Services	(8,122)	(8,148)	(8,785)
Total	$—	$—	$—

As reclassified:
US Consumer Direct	$12,528	$13,688	$14,998
US Wholesale	10,602	11,921	11,740
International	4,721	4,292	4,699
Core Services	(14,504)	(17,919)	(13,034)
Total Operating Income	$13,347	$11,982	$18,403

True Religion Apparel, Inc. and Subsidiaries
Reclassified Consolidated Segment Data
(in thousands)

	2009
	Q1	Q2	Q3	Q4	Total
SG&A Expenses
As originally reported:
US Consumer Direct	$10,077	$11,622	$13,076	$15,735	$50,510
US Wholesale	8,267	7,952	9,132	9,768	35,119
International	922	890	1,464	1,672	4,948
Other	6,400	6,403	6,934	7,651	27,388
Total SG&A	$25,666	$26,867	$30,606	$34,826	$117,965

Reclassifications:
US Consumer Direct	$—	$—	$—	$—	$—
US Wholesale	(6,958)	(6,630)	(7,653)	(8,103)	(29,344)
International	—	—	—	—	—
Core Services	6,958	6,630	7,653	8,103	29,344
Total	$—	$—	$—	$—	$—

As reclassified:
US Consumer Direct	$10,077	$11,622	$13,076	$15,735	$50,510
US Wholesale	1,309	1,322	1,479	1,665	5,775
International	922	890	1,464	1,672	4,948
Core Services	13,358	13,033	14,587	15,754	56,732
Total SG&A	$25,666	$26,867	$30,606	$34,826	$117,965

Operating Income
As originally reported:
US Consumer Direct	$7,013	$9,088	$11,253	$17,412	$44,766
US Wholesale	6,868	8,376	9,267	6,252	30,763
International	5,153	5,829	7,810	6,375	25,167
Other	(5,981)	(5,360)	(5,602)	(6,156)	(23,099)
Total Operating Income	$13,053	$17,933	$22,728	$23,883	$77,597

Reclassifications:
US Consumer Direct	$—	$—	$—	$—	$—
US Wholesale	6,958	6,630	7,653	8,103	29,344
International	—	—	—	—	—
Core Services	(6,958)	(6,630)	(7,653)	(8,103)	(29,344)
Total	$—	$—	$—	$—	$—

As reclassified:
US Consumer Direct	$7,013	$9,088	$11,253	$17,412	$44,766
US Wholesale	13,826	15,006	16,920	14,355	60,107
International	5,153	5,829	7,810	6,375	25,167
Core Services	(12,939)	(11,990)	(13,255)	(14,259)	(52,443)
Total Operating Income	$13,053	$17,933	$22,728	$23,883	$77,597

True Religion Apparel, Inc. and Subsidiaries
Reclassified Consolidated Segment Data
(in thousands)

	2008
	Q1	Q2	Q3	Q4	Total
SG&A Expenses:
As originally reported:
US Consumer Direct	$4,456	$7,232	$8,438	$9,733	$29,859
US Wholesale	7,858	7,709	8,174	7,477	31,218
International	163	390	802	1,139	2,494
Other	6,658	6,166	6,649	5,081	24,554
Total SG&A	$19,135	$21,497	$24,063	$23,430	$88,125

Reclassifications:
US Consumer Direct	$—	$—	$—	$—	$—
US Wholesale	(6,278)	(5,809)	(6,466)	(5,879)	(24,432)
International	—	—	—	—	—
Core Services	6,278	5,809	6,466	5,879	24,432
Total	$—	$—	$—	$—	$—

As reclassified:
US Consumer Direct	$4,456	$7,232	$8,438	$9,733	$29,859
US Wholesale	1,580	1,900	1,708	1,598	6,786
International	163	390	802	1,139	2,494
Core Services	12,936	11,975	13,115	10,960	48,986
Total SG&A	$19,135	$21,497	$24,063	$23,430	$88,125

Operating Income
As originally reported:
US Consumer Direct	$4,737	$6,246	$8,285	$8,542	$27,810
US Wholesale	9,049	11,841	15,440	11,122	47,452
International	3,982	3,201	4,781	4,797	16,761
Other	(6,418)	(5,897)	(6,205)	(4,627)	(23,147)
Total Operating Income	$11,350	$15,391	$22,301	$19,834	$68,876

Reclassifications:
US Consumer Direct	$—	$—	$—	$—	$—
US Wholesale	6,278	5,809	6,466	5,879	24,432
International	—	—	—	—	—
Core Services	(6,278)	(5,809)	(6,466)	(5,879)	(24,432)
Total	$—	$—	$—	$—	$—

As reclassified:
US Consumer Direct	$4,737	$6,246	$8,285	$8,542	$27,810
US Wholesale	15,327	17,650	21,906	17,001	71,884
International	3,982	3,201	4,781	4,797	16,761
Core Services	(12,696)	(11,706)	(12,671)	(10,506)	(47,579)
Total Operating Income	$11,350	$15,391	$22,301	$19,834	$68,876